Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT
This Amendment No. 1 to Credit Agreement (this “Amendment”) is entered into as of September 28, 2016 by and among Manitowoc Foodservice, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Borrowers (as defined in the Credit Agreement (as defined below)) signatory hereto, JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.
RECITALS
A.    The Borrower, the Subsidiary Borrowers, the Administrative Agent and the Lenders (as defined in the Credit Agreement) are party to that certain Credit Agreement dated as of March 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
B.    The Borrower, the Subsidiary Borrowers, the Administrative Agent and the Lenders party hereto wish to amend the Credit Agreement on the terms and conditions set forth below.
Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1.    Amendments to Credit Agreement. Upon the “Amendment Effective Date” (as defined below), the Credit Agreement is hereby amended as follows:
(a)    Clause (b) of the defined term “Change in Control” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(b)     occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated, appointed or approved by the board of directors of the Borrower nor (ii) appointed by directors so nominated, appointed or approved,
(b)    Section 1.01 of the Credit Agreement is amended by adding the following definitions in appropriate alphabetical order:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(c)    Article III of the Credit Agreement is hereby amended by adding the following new Section 3.22 immediately following Section 3.21:

SECTION 3.22    EEA Financial Institutions. No Credit Party is an EEA Financial Institution.

(d)    Article IX of the Credit Agreement is hereby amended by adding the following new Section 9.18 immediately following Section 9.17:

SECTION 9.18     Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)     the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)     the effects of any Bail-In Action on any such liability, including, if applicable:

(i)     a reduction in full or in part or cancellation of any such liability;

(ii)     a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii)     the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

2.    Representations and Warranties of the Borrower. The Borrower represents and warrants that as of the date hereof:

(a)    The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and, if required, stockholder or similar action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other

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laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Credit Document for purposes thereof) is true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the date hereof (other than representations and warranties that relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any such representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of such earlier date); and
(c)    Immediately prior to, and after giving effect to this Amendment, no Default has occurred and is continuing.
3.    Conditions to Effectiveness. This Amendment shall become effective on the date and at the time upon which all of the following conditions have been satisfied (the “Amendment Effective Date”):
(a)    the execution and delivery hereof by the Borrower, the Subsidiary Borrowers, the Administrative Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders);
(b)    the execution and delivery by the Borrower, the Subsidiary Borrowers and the Subsidiary Guarantors of an Affirmation of Guaranty and Security Documents in substantially the form of Exhibit A hereto; and
(c)    the representations and warranties set forth in Section 2 hereof are true and correct.
4.    Reference to and Effect Upon the Credit Agreement; Other.
(a)    Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall constitute a Credit Document.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
5.    Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.
6.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

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8.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.
MANITOWOC FOODSERVICE, INC.

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Senior Vice President, General Counsel and
Secretary

ENODIS HOLDINGS LIMITED

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Lender
By /s/ John A. Horst
Name: John A. Horst
Title: Executive Director

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By /s/ Michael Willett
Name: Michael Willet
Title: Authorized Signatory

GOLDMAN SACHS BANK USA, as a Lender

By /s/ Mehmet Barlas
Name: Mehmet Barlas
Title: Authorized Signatory

HSBC BANK USA, N.A., as a Lender
By /s/ Joseph A. Philbin
Name: Joseph A. Philbin
Title: Senior Vice President

CITIBANK, N.A., as a Lender
By /s/ Blake Gronich
Name: Blake Gronich
Title: Vice President

COÖPERATIEVE RABOBANK U.A., New York Branch as a Lender
By /s/ James Purky
Name: James Purky
Title: Vice President

By /s/ William Binder
Name: William Binder
Title: Executive Director

BMO Harris Bank N.A., as a Lender
By /s/ Ronald J. Carey
Name: Ronald J. Carey
Title: Senior Vice President

WATER AND POWER EMPLOYEES’ RETIREMENT, DISABILITY, AND DEATH BENEFIT INSURANCE PLAN (for WATER AND POWER EMPLOYEES’ RETIREMENT PLAN AND RETIREE HEALTH BENEFITS FUND), as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor
By /s/ Annette Okumu
Name: Annette Okumu
Title: Authorized Signatory

By /s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

PACIFIC SELECT FUND-FLOATING RATE INCOME PORTFOLIO, as a Lender
By: Pacific Life Fund Advisors LLC
(doing business as Pacific Asset Management),
in its capacity as Investment Advisor
By /s/ Annette Okumu
Name: Annette Okumu
Title: Authorized Signatory

By /s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

PACIFIC FUNDS FLOATING RATE INCOME, as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor
By /s/ Annette Okumu
Name: Annette Okumu
Title: Authorized Signatory

By /s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

Pacific Asset Management Senior Loan Fund, as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment
Manager.
By /s/ Annette Okumu
Name: Annette Okumu
Title: Authorized Signatory

By /s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

Pacific Asset Management Bank Loan Fund L.P., as a Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor
By /s/ Annette Okumu
Name: Annette Okumu
Title: Authorized Signatory

By /s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, As Lender

By: Loomis, Sayles & Company, L.P.
the Investment Manager of the Fund

By: Loomis, Sayles & Company, Incorporated,
the General Partner of
Loomis, Sayles & Company, L.P.

, as a Lender
By /s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

LOOMIS SAYLES LOAN FUND 2016,
a series Trust of
Multi Manager Global Investment Fund

By: Loomis, Sayles & Company, L.P.
Its Investment Adviser

By: Loomis, Sayles & Company, Incorporated,
Its General Partner

, as a Lender
By /s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

LOOMIS SAYLES SENIOR FLOATING RATE LOAN FUND, as Lender

By: Loomis, Sayles & Company, L.P.,
Its Investment Manager

By: Loomis, Sayles & Company, Incorporated,
Its General Partner

, as a Lender
By /s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND,
As Lender

By: Loomis, Sayles & Company, L.P.,
Its Investment Manager

By: Loomis, Sayles & Company, Incorporated,
Its General Partner

, as a Lender
By /s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

NHIT: SENIOR FLOATING RATE AND
FIXED INCOME TRUST,
As Lender

By: Loomis Sayles Trust Company, LLC,
As Trustee

, as a Lender
By /s/ Mary McCarthy

Name: Mary McCarthy
Title: Vice President

THE LOOMIS SAYLES
SENIOR LOAN FUND, LLC,
As Lender

By: Loomis, Sayles & Company, L.P.,
Its Managing Member

By: Loomis, Sayles & Company, Incorporated,
Its General Partner

, as a Lender
By /s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

WM POOL – HIGH YIELD FIXED INTEREST TRUST,
As Lender
By: Loomis, Sayles & Company, L.P.,
Its Investment Manager

By: Loomis, Sayles & Company, Incorporated,
Its General Partner

, as a Lender
By /s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

Baptist Health South Florida, Inc.
By: Seix Investment Advisors LLC, as Advisor
City National Rochdale Fixed Income Opportunities Fund
By: Seix Investment Advisors LLC, as Subadviser
Mountain View CLO 2014-1 Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager
Mountain View CLO IX Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager
as Lenders
By /s/ George Goudelias
Name: George Goudelias
Title: Managing Director

CATHEDRAL LAKE III, LTD., as a Lender
By /s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

[Signature Page to Amendment No. 1 to Credit Agreement]

CATHEDRAL LAKE II, LTD., as a Lender
By /s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

[Signature Page to Amendment No. 1 to Credit Agreement]

Venture XXIII CLO, Limited, as a Lender
By: its investment advisor MJX Asset Management LLC
By /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

Venture XVII CLO Limited, as a Lender
BY: its investment advisor, MJX Asset Management, LLC
By /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

Venture XXII CLO Limited, as a Lender
By: its investment advisor, MJX Asset Management LLC
By /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

VENTURE XV CLO, Limited, as a Lender
By: its investment advisor,
MJX Asset Management LLC
By /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

VENTURE XVI CLO, Limited, as a Lender
By: its investment advisor,
MJX Asset Management LLC
By /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

Venture XVIII CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC
By /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

VENTURE XIX CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC
By /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

VENTURE XX CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC
By /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

Venture XXI CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC
By /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

VENTURE XII CLO, Limited, as a Lender
BY: its investment advisor
MJX Asset Management LLC
By /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

VENTURE XIII CLO, Limited, as a Lender
BY: its Investment Advisor
MJX Asset Management LLC
By /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

Venture XIV CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC
By /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

Maryland State Retirement and Pension System, as a Lender
By: MacKay Shields LLC, as Investment Adviser and not individually
By /s/ Dan Roberts
Name: Dan Roberts
Title: Executive Managing Director

By:
Name:
Title:

New York Life Insurance Company (Guaranteed Products), as a Lender
By: MacKay Shields LLC, as Investment Adviser and not individually
By /s/ Dan Roberts
Name: Dan Roberts
Title: Executive Managing Director

By:
Name:
Title:

New York Life Insurance Company, GP - Portable Alpha, as a Lender
By: MacKay Shields LLC, as Investment Adviser and not individually
By /s/ Dan Roberts
Name: Dan Roberts
Title: Executive Managing Director

By:
Name:
Title:

Northrop Grumman Pension Master Trust, as a Lender
By: MacKay Shields LLC, as Investment Adviser and not individually
By /s/ Dan Roberts
Name: Dan Roberts
Title: Executive Managing Director

By:
Name:
Title:

OHIO POLICE & FIRE PENSION FUND, as a Lender
By: MacKay Shields LLC, as Investment Adviser and not individually
By /s/ Dan Roberts
Name: Dan Roberts
Title: Executive Managing Director

By:
Name:
Title:

UPS Group Trust, as a Lender
By: MacKay Shields LLC, as Investment Adviser and not individually
By /s/ Dan Roberts
Name: Dan Roberts
Title: Executive Managing Director

By:
Name:
Title:

Halcyon Dynamic Credit Fund II LP, as a Lender
BY: Halcyon Loan Investment Management LLC, its Investment Manager
By /s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Halcyon Loan Advisors Funding 2013-1 Ltd., as a Lender
By /s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Halcyon Loan Advisors Funding 2013-2 LTD., as a Lender
By /s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Halcyon Loan Advisors Funding 2014-1 Ltd., as a Lender
By: Halcyon Loan Advisors 2014-1 LLC as
collateral manager
By /s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Halcyon Loan Advisors Funding 2014-2 Ltd., as a Lender
By: Halcyon Loan Advisors 2014-2 LLC as
collateral manager
By /s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Halcyon Loan Advisors Funding 2014-3 Ltd., as a Lender
BY: Halcyon Loan Advisors 2014-3 LLC as
Collateral Manager
By /s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Halcyon Loan Advisors Funding 2015-1 Ltd., as a Lender
By: Halcyon Loan Advisors 2015-1 LLC as
Collateral Manager
By /s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Halcyon Loan Advisors Funding 2015-2 Ltd., as a Lender
By /s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Halcyon Loan Advisors Funding 2015-3 Ltd., as a Lender
By: Halcyon Loan Advisors 2015-3 LLC as
Collateral Manager
By /s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Halcyon Senior Loan Fund I Master LP, as a Lender
BY: Halcyon Loan Investment Management LLC as
Investment Manager
By /s/ David Martino

Name: David Martino
Title: Controller

By:
Name:
Title:

SC PRO LOAN VII LTD., as a Lender
By /s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Swiss Capital Pro Loan V, as a Lender
By /s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Swiss Capital Pro Loan VI PLC, as a Lender
By /s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Swiss capital Pro Loan VIII PLC, as a Lender
By /s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Palmer Square CLO 2013-1, Ltd, as a Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager
By /s/ Neal Braswell
Name: Neal Braswell
Title: Vice President - Operations

By:
Name:
Title:

Palmer Square CLO 2013-2, Ltd, as a Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager
By /s/ Neal Braswell
Name: Neal Braswell
Title: Vice President - Operations

By:
Name:
Title:

Palmer Square CLO 2015-1, Ltd, as a Lender
BY: Palmer Square Capital Management LLC, as
Portfolio Manager
By /s/ Neal Braswell

Name: Neal Braswell
Title: Vice President - Operations

By:
Name:
Title:

Palmer Square CLO 2015-2, Ltd, as a Lender
BY: Palmer Square Capital Management LLC, as
Portfolio Manager
By /s/ Neal Braswell
Name: Neal Braswell
Title: Vice President - Operations

By:
Name:
Title:

Palmer Square Loan Funding 2016-2, Ltd, as a Lender
By: Palmer Square Capital Management LLC, as
Servicer
By /s/ Neal Braswell
Name: Neal Braswell
Title: Vice President - Operations

By:
Name:
Title:

Kingsland VI, as a Lender
By: Kingsland Capital Management, LLC as
Manager
By /s/ John Fitzgerald
Name: John Fitzgerald
Title: Loan Administrator

By:
Name:
Title:

Kingsland VII, as a Lender
By: Kingsland Capital Management, LLC as
Manager
By /s/ John Fitzgerald
Name: John Fitzgerald
Title: Loan Administrator

By:
Name:
Title:

Hildene CLO I Ltd, as a Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral Manager
By /s/ David Prael
Name: David Prael
Title: Chief Financial Officer

By:
Name:
Title:

Hildene CLO II Ltd, as a Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral Manager
By /s/ David Prael
Name: David Prael
Title: Chief Financial Officer

By:
Name:
Title:

Hildene CLO III Ltd, as a Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral Manager
By /s/ David Prael
Name: David Prael
Title: Chief Financial Officer

By:
Name:
Title:

Hildene CLO IV, Ltd, as a Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral Manager
By /s/ David Prael
Name: David Prael
Title: Chief Financial Officer

By:
Name:
Title:

DEUTSHCE BANK AG NEW YORK BRANCH, as a Lender
By /s/ Deirdre Cesario
Name: Deirdre Cesario
Title: Vice President

By /s/ Hoi Yeun Chin
Name: Hoi Yeun Chin
Title: Assistant Vice President

Pioneer Floating Rate Fund
Pioneer Floating Rate Trust
Pioneer Investments Diversified Loans Fund
PI Solutions – Global Floating Rate Income
Each as a Lender

By: Pioneer Investment Management, Inc.
As adviser to each Lender above
By /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary

Ascension Health Master Pension Trust
Ascension Alpha Fund, LLC

By: Pioneer Institutional Asset Management, Inc.,
As adviser to each Lender above
By /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC, as a Lender
By /s/ Mehmet Barlas
Name: Mehmet Barlas
Title: Authorized Signatory

Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux)
by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender
By /s/ Mehmet Barlas
Name: Mehmet Barlas
Title: Authorized Signatory

AGF Floating Rate Income Fund, as a Lender
By: Eaton Vance Management as Portfolio Manager
By /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Columbia Funds Variable Series Trust II – Variable Portfolio – Eaton Vance Floating-Rate Income Fund, as a Lender
By: Eaton Vance Management as Investment Sub-Advisor
By /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

DaVinci Reinsurance Ltd., as a Lender
By: Eaton Vance Management as Investment Advisor
By /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Eaton Vance CLO 2013-1 LTD., as a Lender
BY: Eaton Vance Management
Portfolio Manager
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Eaton Vance CLO 2014-1 Ltd., as a Lender
BY: Eaton Vance Management
Portfolio Manager
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Eaton Vance CLO 2015-1 Ltd., as a Lender
By: Eaton Vance Management
Portfolio Manager
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Eaton Vance Floating Rate Portfolio, as a Lender
BY: Boston Management and Research as Investment Advisor
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Eaton Vance Floating-Rate Income Plus Fund, as a
Lender
BY: Eaton Vance Management as Investment
Advisor
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Eaton Vance Floating-Rate Income Trust, as a Lender
BY: Eaton Vance Management as Investment
Advisor
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Eaton Vance Institutional Senior Loan Fund, as a
Lender
BY: Eaton Vance Management as Investment
Advisor
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio, as a Lender
BY: Eaton Vance Management Investment
Advisor
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Eaton Vance Limited Duration Income Fund, as a Lender
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Eaton Vance Loan Holding Limited, as a Lender
BY: Eaton Vance Management
as Investment Manager
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Eaton Vance Senior Floating-Rate Trust, as a Lender
BY: Eaton Vance Management as Investment
Advisor
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Eaton Vance Senior Income Trust, as a Lender
BY: Eaton Vance Management as Investment
Advisor
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Eaton Vance Short Duration Diversified Income Fund, as a Lender
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Eaton Vance VT Floating-Rate Income Fund, as a Lender
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Florida Power & Light Company, as a Lender
By: Eaton Vance Management as Investment Advisor
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Google Inc., as a Lender
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

MET Investors Series Trust –Met/Eaton Vance Floating Rate Portfolio, as a Lender
BY: Eaton Vance Management as Investment Sub-Advisor
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Pacific Select Fund Floating Rate Loan Portfolio, as a Lender
By: Eaton Vance Management as Investment Sub-Advisor
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Renaissance Investment Holdings Ltd, as a Lender
By: Eaton Vance Management as Investment Advisor
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Senior Debt Portfolio, as a Lender
BY: Boston Management and Research as Investment Advisor
By: /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Avery Point II CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Avery Point III CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Avery Point IV CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Avery Point V CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Avery Point VI CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Avery Point VII CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Cavalry CLO II, as a Lender
By: Bain Capital Credit, LP, as Collateral Manager
By: /s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Cavalry CLO III, Ltd., as a Lender
By: Bain Capital Credit, LP, as Collateral Manager
By: /s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Cavalry CLO IV, Ltd., as a Lender
By: Bain Capital Credit, LP, as Collateral Manager
By: /s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Race Point IX CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Race Point VI CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Race Point VII CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Race Point VIII CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Race Point X CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager
By: /s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

MidOcean Credit CLO IV, as a Lender
By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner
By: /s/ Jim Wiant
Name: Jim Wiant
Title: Managing DIrector

By:
Name:
Title:

MidOcean Credit CLO V, as a Lender
By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner
By: /s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

By:
Name:
Title:

ACE Bermuda Insurance Ltd, as a Lender
By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

ACE Tempest Reinsurance Ltd, as a Lender
By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

ACE Tempest Reinsurance Ltd., as a Lender
By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

BCBSM, Inc., as a Lender
BY: KKR Its Collateral Manager
By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

Federal Insurance Company, as a Lender
By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

Geveran Investments Limited, as a Lender

By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

HMO Minnesota, as a Lender
BY: KKR Its Collateral Manager

By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title

HYFI Aquamarine Loan Fund, as a Lender

By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title

KKR CLO 10 LTD., as a Lender

By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title

KKR CLO 11 LTD., as a Lender

By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title

KKR CLO 12 LTD., as a Lender

By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title

KKR CLO 13 Ltd., as a Lender

By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title

KKR CLO 9 LTD., as a Lender

By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title

KKR FINANCIAL CLO 2012-1, LTD., as a Lender

By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title

KKR FINANCIAL CLO 2013-1, LTD., as a Lender

By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title

KKR FINANCIAL CLO 2013-2, LTD., as a Lender

By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title

KKR JP LOAN FUND 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as a Lender

By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title

Maryland State Retirement and Pension System, as a Lender

By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title

Oregon Public Employees Retirement Fund, as a Lender

By /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title

Greywolf CLO II, Ltd, as a Lender
BY: Greywolf Capital Management LP, as Portfolio Manager

By /s/ William Troy
Name: William Troy
Title: Authorized Signatory

By:
Name:
Title

Greywolf CLO III, Ltd, as a Lender
BY: Greywolf Capital Management LP, as Portfolio Manager

By /s/ William Troy
Name: William Troy
Title: Authorized Signatory

By:
Name:
Title

Greywolf CLO IV, Ltd., as a Lender
BY: Greywolf Capital Management LP, as Portfolio Manager

By /s/ William Troy
Name: William Troy
Title: Authorized Signatory

By:
Name:
Title

Greywolf CLO V, Ltd, as a Lender
By: Greywolf Capital Management LP, as Portfolio Manager

By /s/ William Troy
Name: William Troy
Title: Authorized Signatory

By:
Name:
Title

Regatta II Funding LP, as a Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

By:
Name:
Title

Regatta III Funding Ltd, as a Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

By:
Name:
Title

Regatta IV Funding Ltd, as a Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

By:
Name:
Title

Regatta V Funding Ltd, as a Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

By:
Name:
Title

Cent CLO 16, L.P., as a Lender
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title

Cent CLO 17 Limited, as a Lender
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title

Cent CLO 18 Limited, as a Lender
BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title

Cent CLO 19 Limited, as a Lender
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title

Cent CLO 20 Limited, as a Lender
BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title

Cent CLO 21 Limited, as a Lender
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title

Cent CLO 22 Limited, as a Lender
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title

Cent CLO 23 Limited, as a Lender
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title

Cent CLO 24 Limited, as a Lender
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II, as a Lender

By /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title

ICG US CLO 2016-1, Ltd., as a Lender

By /s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

By:
Name:
Title

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity), as a Lender
BY: Octagon Credit Investors, LLC, as Portfolio Manager

By /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

By:
Name:
Title

Canyon Capital CLO 2012-1 Ltd., as a Lender
BY: Canyon Capital Advisors, its Asset Manager

By /s/ Jonathan M. Kaplan
Name: Johnathan M. Kaplan
Title: Authorized Signatory

By:
Name:
Title

Canyon Capital CLO 2014-1, Ltd., as a Lender
BY: Canyon Capital Advisors LLC, Its Asset Manager

By /s/ Jonathan M. Kaplan
Name: Johnathan M. Kaplan
Title: Authorized Signatory

By:
Name:
Title

Canyon Capital CLO 2014-2 Ltd., as a Lender
BY: Canyon Capital Advisors LLC, its Asset Manager

By /s/ Jonathan M. Kaplan
Name: Johnathan M. Kaplan
Title: Authorized Signatory

By:
Name:
Title

Canyon Capital CLO 2015-1, LTD., as a Lender
By: Canyon Capital Advisors LLC,
a Delaware limited liability company,
its Collateral Manager
By /s/ Jonathan M. Kaplan
Name: Johnathan M. Kaplan
Title: Authorized Signatory

By:
Name:
Title

Canyon Capital CLO 2016-1, Ltd., as a Lender
By: Canyon CLO Advisors LLC, its Collateral Manager
By /s/ Jonathan M. Kaplan
Name: Johnathan M. Kaplan
Title: Authorized Signatory

By:
Name:
Title

Aston Hill Voya Floating Rate Income Fund, as a Lender
By: Voya Investment Management Co. LLC,
as its portfolio advisor
By /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title

Axis Specialty Limited, as a Lender
By: Voya Investment Management Co. LLC,
as its investment manager
By /s/ Mark Haak

Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title

BayernInvest Alternative Loan-Fonds, as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager
By /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title

City of New York Group Trust, as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager
By /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title

ISL Loan Trust, as a Lender
BY: Voya Investment Management Co. LLC, as its investment advisor
By /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title

ISL Loan Trust II, as a Lender
BY: Voya Investment Management Co. LLC, as its investment advisor
By /s/ Mark Haak

Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title

NN (L) Flex - Senior Loans, as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager
By /s/ Mark Haak

Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title

NN (L) Flex – Senior Loans Select, as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager
By /s/ Mark Haak

Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title

Schlumberger Group Trust, as a Lender
By: Voya Investment Management Co. LLC,
as its investment manager
By /s/ Mark Haak

Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title

Voya CLO 2013-1, Ltd., as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager
By /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title

Voya CLO 2013-2, Ltd., as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager
By /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title

Voya CLO 2013-3, Ltd., as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager
By /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title

Voya CLO 2014-1, Ltd., as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager
By /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title

Voya CLO 2014-2, Ltd., as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager
By /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title

Voya CLO 2014-3, Ltd., as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager
By /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title

Voya CLO 2014-4, Ltd., as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager
By /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title

Voya CLO 2015-1, Ltd., as a Lender
By: Voya Alternative Asset Management LLC, as its investment manager

By: /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title:

Voya CLO 2015-2, Ltd., as a Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By: /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title:

Voya CLO 2015-3, Ltd., as a Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By: /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title:

Voya CLO 2016-1, Ltd., as a Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By: /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title:

Voya CLO 2016-2, Ltd., as a Lender
By: Voya Alternative Asset Management LLC, as its investment manager

By: /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title:

Voya Credit Opportunities Master Fund, as a Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By: /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title:

Voya Floating Rate Fund, as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By: /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title:

Voya Investment Trust Co. Plan for Common Trust Funds - Voya Senior Loan Common Trust Fund, as a Lender
BY: Voya Investment Trust Co. as its trustee

By: /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title:

Voya Investment Trust Co. Plan for Employee Benefit Investment Funds - Voya Senior Loan Trust Fund, as a Lender
BY: Voya Investment Trust Co. as its trustee

By: /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title:

Voya Prime Rate Trust, as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By: /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title:

Voya Senior Income Fund, as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By: /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title:

Voya Strategic Income Opportunities Fund, as a Lender
BY: Voya Investment Management Co. LLC,
as its investment manager

By: /s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title:

Federated Bank Loan Core Fund, as a Lender

By: /s/ Steven Wagner
Name: Steven Wagner
Title: VP-Sr Analyst/Portfolio Manager

By:
Name:
Title:

Wellfleet CLO 2015-1, Ltd., as a Lender

By: /s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

By:
Name:
Title:

Wellfleet CLO 2016-1, Ltd., as a Lender

By: /s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

By:
Name:
Title:

Sound Point CLO II, Ltd, as a Lender
BY: Sound Point Capital Management, LP as
Collateral Manager

By: /s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Sound Point CLO III, Ltd, as a Lender
BY: Sound Point Capital Management, LP as
Collateral Manager

By: /s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Sound Point CLO IV, Ltd, as a Lender
BY: Sound Point Capital Management, LP as
Collateral Manager

By: /s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Sound Point CLO IX, Ltd., as a Lender

By: /s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Sound Point CLO V, Ltd., as a Lender
BY: Sound Point Capital Management, LP as
Collateral Manager

By: /s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Sound Point CLO VI, Ltd., as a Lender
BY: Sound Point Capital Management, LP as
Collateral Manager

By: /s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Sound Point CLO VII, Ltd., as a Lender
BY: Sound Point Capital Management, LP as
Collateral Manager

By: /s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Sound Point CLO VIII, Ltd., as a Lender
BY: Sound Point Capital Management, LP as
Collateral Manager

By: /s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Sound Point CLO X, Ltd., as a Lender
BY: Sound Point Capital Management, LP as
Collateral Manager

By: /s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Anchorage Capital CLO 2012-1, Ltd., as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

By:
Name:
Title:

Anchorage Capital CLO 2013-1, Ltd., as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

By:
Name:
Title:

Anchorage Capital CLO 3, Ltd., as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

By:
Name:
Title:

Anchorage Capital CLO 4, Ltd., as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

By:
Name:
Title:

Anchorage Capital CLO 5, Ltd., as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

By:
Name:
Title:

Anchorage Capital CLO 6, Ltd., as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

By:
Name:
Title:

Anchorage Credit Funding 2, Ltd, as a Lender
By: Anchorage Capital Group, L.L.C., its Collateral Manager

By: /s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

By:
Name:
Title:

Galaxy XIV CLO, Ltd., as a Lender
BY: PineBridge Investments LLC, as Collateral Manager

By: /s/ Steven Oh
Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Galaxy XIX CLO, Ltd., as a Lender
BY: PineBridge Investments LLC, as Collateral Manager

By: /s/ Steven Oh
Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Galaxy XV CLO, Ltd., as a Lender
By: PineBridge Investments LLC
As Collateral Manager

By: /s/ Steven Oh
Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Galaxy XVI CLO, Ltd., as a Lender
By: Pinebridge Investments LLC
As Collateral Manager

By: /s/ Steven Oh
Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Galaxy XVII CLO, Ltd., as a Lender
BY: PineBridge Investments LLC, as Collateral Manager

By: /s/ Steven Oh
Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Galaxy XVIII CLO, Ltd., as a Lender
BY: PineBridge Investments LLC, as Collateral Manager

By: /s/ Steven Oh
Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Galaxy XX CLO, Ltd., as a Lender
BY: PineBridge Investments LLC, as Collateral Manager

By: /s/ Steven Oh
Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Galaxy XXI CLO, Ltd., as a Lender
By: PineBridge Investment LLC
Its Collateral Manager

By: /s/ Steven Oh
Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Galaxy XXII CLO, Ltd, as a Lender
By: PineBridge Investments LLC
as Collateral Manager

By: /s/ Steven Oh
Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Octagon Investment Partners 27, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

Octagon Investment Partners 24, Ltd., as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

Octagon Investment Partners 25, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

Octagon Investment Partners 26, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Portfolio Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

Octagon Investment Partners XIV, Ltd., as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

Octagon Investment Partners XIX, Ltd., as a Lender
By: Octagon Credit Investors, LLC
as collateral manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

Octagon Investment Partners XVI, Ltd., as a Lender
BY: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

Octagon Investment Partners XVII, Ltd., as a Lender
BY: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

Octagon Investment Partners XVIII, Ltd., as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

Octagon Investment Partners XXI, Ltd., as a Lender
By: Octagon Credit Investors, LLC
as Portfolio Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

Octagon Investment Partners XXII, Ltd, as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

Octagon Investment Partners XXIII, Ltd., as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity), as a Lender
BY: Octagon Credit Investors, LLC
as Portfolio Manager

By: /s/ Margaret Harvey
Name: Margaret Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

Octagon Paul Credit Fund Series I, Ltd., as a Lender
BY: Octagon Credit Investors, LLC
as Portfolio Manager

By: /s/ Margaret Harvey
Name: Margaret Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

Octagon Senior Secured Credit Master Fund Ltd., as a Lender
By: Octagon Credit Investors, LLC
as Investment Manager

BY: /s/ Margaret Harvey
Name: Margaret Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

EXHIBIT A
AFFIRMATION OF GUARANTY AND SECURITY DOCUMENTS
Each of the undersigned (i) acknowledges receipt of a copy of that certain Amendment No. 1 to Credit Agreement dated as of September 28, 2016 (the “Amendment”) amending that certain Credit Agreement dated as of March 3, 2016 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) referred to therein, (ii) consents to the Amendment and each of the transactions referenced therein, (iii) hereby reaffirms its obligations under the Parent Guaranty, the Subsidiary Guaranty and each Security Document to which it is a party, as applicable, and (iv) agrees that all references in any such other Credit Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended by the Amendment. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement, as amended by the Amendment.

[signature pages follow]

MANITOWOC FOODSERVICE, INC.

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Senior Vice President, General Counsel
and Secretary

APPLIANCE SCIENTIFIC, INC.

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

BERISFORD PROPERTY DEVELOPMENT (USA) LTD.

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

CHARLES NEEDHAM INDUSTRIES INC.

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

CLEVELAND RANGE, LLC

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

THE DELFIELD COMPANY LLC

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

[Signature Page to Affirmation of Guaranty and Security Documents]

ENODIS TECHNOLOGY CENTER, INC.

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

FRYMASTER L.L.C.

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

GARLAND COMMERCIAL INDUSTRIES LLC

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

KYSOR BUSINESS TRUST

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

KYSOR HOLDINGS, INC.

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

KYSOR INDUSTRIAL CORPORATION,
a Michigan corporation

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

[Signature Page to Affirmation of Guaranty and Security Documents]

KYSOR INDUSTRIAL CORPORATION

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

KYSOR NEVADA HOLDING CORP.

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

LANDIS HOLDING LLC

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

MANITOWOC EQUIPMENT WORKS, INC.

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

MANITOWOC FOODSERVICE COMPANIES, LLC

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

MANITOWOC FOODSERVICE HOLDING, INC.

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

[Signature Page to Affirmation of Guaranty and Security Documents]

MANITOWOC FP, INC.

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

MANITOWOC FSG INTERNATIONAL HOLDINGS, INC.

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

ENODIS CORPORATION

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

ENODIS GROUP HOLDINGS US, INC.

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

ENODIS HOLDINGS, INC.

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

MANITOWOC FSG OPERATIONS, LLC

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

[Signature Page to Affirmation of Guaranty and Security Documents]

MANITOWOC FSG U.S. HOLDING, LLC

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

WELBILT CORPORATION

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

WELBILT HOLDING COMPANY

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

WESTRAN CORPORATION

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

MCCANN’S ENGINEERING & MANUFACTURING CO., LLC

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

MTW COUNTY (DOMESTICATION) LLC

By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

[Signature Page to Affirmation of Guaranty and Security Documents]

ENODIS HOLDINGS LIMITED
By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Director

MANITOWOC FSG UK LIMITED
By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Director

MANITOWOC FOODSERVICE UK HOLDING LIMITED
By: /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Director

[Signature Page to Affirmation of Guaranty and Security Documents]